Lightbridge



Lightbridge Corporation
Annual Meeting of Stockholders • April 30, 2010

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties, and others factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. These risks and uncertainties include, but not limited to, the factors mentioned in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2008, and other risks mentioned in our other reports filed with the Commission.

The forward-looking statements contained in this presentation are made only of this date, and Lightbridge Corporation is under no obligation to revise or update these forward-looking statements.

Welcome and Annual Meeting Administrative Matters



2010 Annual Meeting Proxy Materials and Vote

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Lightbridge Corporation, a Nevada corporation (the "Company"), will be held on Friday, April 30, 2010, at 11:00 a.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 2300 N Street, N.W., Washington, DC, 20037, USA for the following purposes:

1. To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2. To ratify the selection by the Audit Committee of Child, Van Wagoner & Bradshaw PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010

Lightbridge 2010 Annual Meeting



Meeting Agenda

- Lightbridge Overview/Update
- Fuel Development Update/Activities
- Advisory Services Update/Activities
- Financial Overview

Conversation Focused on Nuclear Energy

"To meet our growing energy needs and prevent the worst consequences of climate change, we'll need to increase our supply of nuclear power. It's that simple."

President Barack Obama 2/16/2010 *

* Remarks by President Obama on energy in Lanham, Maryland on February 16, 2010. This quote was part of President Obama's comments regarding loan guarantees for nuclear power plants in the US.

Lightbridge Overview

- Development of proprietary nuclear fuel technology that addresses the paramount issues afflicting the nuclear industry: nuclear weapons proliferation and nuclear waste
- Partnerships with leading energy companies and countries seeking to expand its nuclear program; partnership with Areva on the fuel design side of the business
- Last major technical hurdle in the fuel design business until testing and demonstration of fuel bundles in reactors to be addressed in 2010; full-scale demonstration to begin by 2013
- Growing advisory services business; UAE a major consulting customer with new customers anticipated in the 2010 first half

The Conversation in DC -- Reid-Hatch Legislation

Reid-Hatch Thorium Energy Security Act of 2010

- Benefits of the Bill
  - U.S. government support of thorium-based nuclear fuel development
  - Provides for necessary research and licensing funding
  - Increases international cooperation



Global government policies moving favorably towards Lightbridge's vision and mission

Update Since 2009 Annual Meeting



Corporate Highlights Since 2009 Annual Meeting





- Completed transition to Lightbridge Corporation, performed a 30 for 1 reverse stock split and listed on NASDAQ
- Added to the World Nuclear Association's (WNA) Nuclear Energy Index; the WNA Nuclear Energy Index is a capitalization–weighted, float–adjusted index of the most prominent nuclear energy stocks in the world
- Filed S-3 Shelf Registration Statement with the SEC to provide capital raising flexibility
- Formed Abu Dhabi branch office and selected NAMA Development Enterprises to act as our exclusive agent in Abu Dhabi
- Nearly completed Phase I work with Areva on the fuel design technology side of the business and preparing to expand into Phase II

Corporate Highlights Since 2009 Annual Meeting



- Consolidated investor relations and public relations with Ogilvy Public Relations Worldwide

- Seth Grae was appointed to US Secretary of Commerce's Civil Nuclear Trade Advisory Committee

- Ambassador Tom Graham, Chairman of the Board and Dr. Hans Blix, Senior Advisor, were appointed as advisors to the International Advisory Board for the UAE Nuclear Program

- Susan Eisenhower, a Lightbridge Strategic Advisor was named to the Blue Ribbon Commission on America's Nuclear Future

Lightbridge in the News – Media Update

Wall Street Journal: "Lightbridge Fields Veteran Diplomats to Bolster Nuclear Fuel Business"

Reuters: "Lightbridge sees nuclear power future in thorium" REUTERS

The Street.com: "Nuclear Power Making Comeback"

Bloomberg TELEVISION

BARRON'S

Bloomberg.com


Seth Grae
EXCLUSIVE

FOX BUSINESS

DOWJONES

Fuel Development Update

Fuel Development Process

Five Phase Fuel Development Process – We're in Phase IV

Phase	Description
Phase I: Conceptual Design	• Define new product and economic feasibility • Develop project plan
Phase II: Preliminary Design	• Preliminary design and fabrication process and validation
Phase III: Detailed Design	• Detailed design and fabrication process and review
Phase IV: Full-Scale Product Testing & Validation	• Regulatory licensing of lead test assembly • Host reactor/fabrication and irradiation of lead test assemblies/examination after each cycle
Phase V: Commercial Implementation	• Regulatory licensing for commercial implementation • License fuel technology to commercial fuel fabricator • Commercial implementation in nuclear power plants

Fuel Technology Development Activities

Recent Events

1. Completed preliminary analysis for a VVER-1000 fuel assembly design for an 18-month fuel cycle
2. Initiated Detailed Design Phase (Phase III) for VVER fuel technology
3. Wrapping up Phase I and preparing for Phase II work with AREVA
4. Presented technical papers at the Global 2009 conference in Paris
5. Legislative Initiatives – Reid-Hatch legislation introduced on March 3, 2010

Lightbridge continues to successfully execute its corporate strategy as we strive to achieve our vision

Anticipated Fuel Technology Developments

Over the Next 12-15 Months:

1. Demonstration of full-length seed fuel rod fabrication
2. Fabrication of semi-scale VVER fuel assembly mockup based on an 18-month fuel assembly design for thermal-hydraulic and vibration testing
3. Completion of thermal-hydraulic and vibration testing on semi-scale fuel assembly mockup
4. Completion of Phase I and start of Phase II work with AREVA
5. New patent application filings and technical publications
6. US government funding support for thorium-based fuels

PWR Fuel Technology

- Continuing to advance a fuel design for PWR reactors as part of a joint R&D program with major PWR fuel vendors
- Completed a conceptual PWR fuel assembly design and are moving toward the preliminary design phase

PWR reactor market represents the largest potential revenue sources for Lightbridge over the long term

Advisory Services 2010



Advisory Services

Core Strengths

Unbiased Advice and Strategic Planning	• Experienced team of nuclear professionals • Comprehensive design for nuclear program and related infrastructure
Program Assessment	• Technology analysis and site-specific adaptability • Contractor, materials, and equipment evaluation
Regulatory Compliance	• State-of-the-art nuclear regulatory program design • Regulatory best practice implementation

Lightbridge provides an unrivaled team of expert analysts and industry practitioners to work with clients establishing a nuclear power program

Advisory Services – Prestigious Talent

Ernie Kennedy - 33 year career with Westinghouse, as VP for New Plants, led the successful construction and installation of numerous nuclear power plants world-wide



Jon Johnson - 38 years of nuclear operational and regulatory experience, including as the Deputy Director, Nuclear Reactor Regulation for the U.S. Nuclear Regulatory Commission

Hans Blix – Formerly Director General at the IAEA and Executive Chairman of the UN Monitoring, Verification and Inspection Commission



Leveraging the strongest minds in the global nuclear industry

Advisory Services

Current Activities

1. Exclusive UAE Contract: Entered into multiple five-year agreements to provide strategic advice for planning and implementation of nuclear energy with United Arab Emirates
   - Providing counsel and advice on this region's nuclear generation capabilities and build-up and regulatory issues/policies
   - Seeking to leverage the work we do in this region to help generate new business opportunities in other regions/countries
   - Our regulatory advisory expertise is unparalleled – we have a global team of experts that have the capability to establish new, independent regulatory agencies from scratch.

2. New Offices: Opened Abu Dhabi and UK Branch Offices

Lightbridge continues to successfully execute its corporate strategy as we strive to achieve our vision

Advisory Services – What to Look For in 2010

We anticipate:

1. Growing work in the UAE
2. Securing key advisory roles in additional countries seeking to develop nuclear power for the first time
3. Bringing on board to Lightbridge additional new talent from the nuclear power industry
4. Continued dialogue about our advisory services in different parts of the world, including the U.S.

Financial Overview

Financial Update

- Completion of NOL study resulting in approximately $15M in net operating loss carry forwards or future $6M corporate tax savings

- Sox 404 compliance completed in 2009
  - Became compliant one year before legally required, demonstrating management commitment to transparency and financial diligence

- Financing Plan
  - Pursuing potential strategic partnerships
  - Reviewing options for financial raise based on market and business conditions

Financial Results – Income Statement

($000, except per share amounts)	Twelve Months Ended December 31, 2009	Twelve Months Ended December 31, 2008
Total Revenue	$10,516	$22,220
Cost of Consulting Services Provided	6,228	11,089
Gross Margin	4,288	11,131
Total Operating Expenses	11,528	14,174
Operating Loss	(7,240)	(3,042)
Net Loss	(7,223)	(2,849)
Net Loss per Common Share and Diluted	$(0.72)	$(0.29)
Weighted Average Number of Shares Outstanding for the Period Used to Compute per Share Data (2008 Restated to Reflect Reverse Stock Split in 2009 - 1 for 30)	10,021	10,002

Financial Results – Balance Sheet

	Dec. 31, 2009	Dec. 31, 2008
Cash and cash equivalents	$3,028	$5,580
Total Current Assets	6,676	11,982
Total Assets	7,136	12,447
Total Current Liabilities	2,162	5,139
Total Liabilities	2,162	5,139
Total Stockholders' Equity	4,974	7,308
Total Liabilities and Shareholders Equity	7,136	12,447

Clean capital structure with no debt

Conclusion

In Summary – Industry Developments

- Current environment favors the expansion of nuclear energy in a "smart" way (safe, transparent, etc.) – which benefits Lightbridge
- U.S. government funding support for thorium-based fuels; U.S. providing loan guarantees for the building of new nuclear plants
- Growing global energy demand; growing global demand for nuclear energy
- Greater acceptance of nuclear power from the general public; viewed as a cleaner form of energy; concern about reducing emissions

In Summary – Lightbridge Developments

- Both VVER-1000 and PWR fuel development continues to meet milestones and schedule for commercialization
- Significant new patent filings on nuclear fuel side
- Expanding nuclear fuel development with Areva
- Cooperative work with additional larger corporations
- Substantive dialogue with new prospective consulting clients

Thank You

